SECTION 5.03.   Execution in Counterparts.   This First
          Supplemental  Indenture   may  be  simultaneously   executed  and
          delivered in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original.


                    IN WITNESS WHEREOF, CHEVRON CAPITAL U.S.A. INC. has caused this First Supplemental Indenture to be signed and acknowledged by its President or any one of its Vice-Presidents or any one of its Assistant Treasurers and CHEVRON CORPORATION has caused this First Supplemental Indenture to be signed by its Chairman of the Board or one of the Vice-Chairmen of the Board or one of its Vice-Presidents or its Assistant Treasurer, Financing and Strategy and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION) has caused this First Supplemental Indenture to be signed and acknowledged by one of its Vice-Presidents or Second Vice-Presidents and by one of its Assistant Secretaries, all as of the day and year first written above.

                                        CHEVRON CAPITAL U.S.A. INC.


                                        By      /s/ R.F. Dautel
                                           -----------------------------

                                        CHEVRON CORPORATION



                                        By      /s/ H.B. Sheppard
                                           -----------------------------

                                        THE CHASE MANHATTAN BANK
                                          (NATIONAL ASSOCIATION),

                                        as Trustee



                                        By       /s/ J.D. Heaney
                                           -----------------------------
                                                  Vice-President



                                        By       /s/ Mary Leewicki
                                           -----------------------------
                                                Assistant Secretary




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